UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21758

CLIPPER FUNDS TRUST
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2019
Date of reporting period: December 31, 2019

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

Clipper Fund

December 31, 2019

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-243-1575, on the Fund’s website at www.clipperfund.com, and on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at www.clipperfund.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

CLIPPER FUNDSM	Shareholder Letter

Summary

•	Clipper Fund increased shareholder wealth by 29.6% in 2019 and has compounded at more than 12% per year for the last 10 years.
•	Over the most recent one-, three-, five- and 10-year periods, a $10,000 investment in the Fund grew to $12,963, $13,286, $16,349, and $31,176 respectively.
•
The Fund’s holdings can be characterized by three traits: selective, attractive growth, and undervalued. Selective: The Fund has only 27 holdings vs. the S&P 500 Index’s 505 holdings. Attractive Growth: The Fund’s holdings have an EPS Growth (5 years) of 21.0% vs. the S&P 500 Index’s EPS Growth (5 years) of 17.1%. Undervalued: The Fund’s holdings have a P/E (forward) of 17.1x vs. the S&P 500 Index’s P/E (forward) of 20.0x.

•
Portfolio holdings include select opportunities in durable industrial businesses, dominant Internet platforms that we consider the blue chips of tomorrow, resilient and undervalued financial companies, and durable businesses under short-term clouds both in the U.S. and internationally.

•
Selectivity allows us to reject many of today’s most popular and overvalued companies perceived by investors as safe but that may face the prospect of dividend cuts and falling profits in the years ahead.

•	As a result, we believe that the Fund is well-positioned to build wealth and outperform its benchmark over the long term.
The average annual total returns for Clipper Fund for periods ending December 31, 2019 are: 1 year, 29.63%; 5 years, 10.33%; and 10 years, 12.04%. The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.71%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504.

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This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. All fund performance discussions within this piece are as of 12/31/19 unless otherwise noted. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results. The Attractive Growth and Undervalued reference in this piece relates to underlying characteristics of the portfolio holdings. There is no guarantee that the Fund performance will be positive as equity markets are volatile and an investor may lose money.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Results of Our Investment Discipline
Our investment discipline has built wealth for shareholders over the long term.

In 2019, Clipper Fund increased shareholder wealth by almost 30%. These results cap off a decade of double-digit annualized returns.
Although the credit belongs to our predecessor, Clipper Fund has also outperformed the S&P 500 Index since its inception in 1984.1

1 Based on a hypothetical $10,000 investment in the Fund. As of 12/31/19.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Portfolio Update

The portfolio’s holdings embody three characteristics that position the Fund to build wealth and add to our long-term record of outperformance in the years ahead. As shown in the chart below, the portfolio is selective, has attractive growth, and is undervalued.

Selective, Attractive Growth, Undervalued

Selective

The portfolio’s selectivity means that we invest in about one out of every 20 companies included in the S&P 500 Index. Just as with the best universities or best companies, the ability to select from a large pool of applicants creates the opportunity to select only the most exceptional candidates and reject those that are average or worse. While universities focus on characteristics like test scores and grade-point averages and potential employers focus on references, skills, and experience, our selectivity seeks out those business characteristics that can turn long-term investments into compounding machines that build generational wealth. As a result, we look for durable, growing businesses that can be purchased at attractive valuations and reject businesses that generate low returns, are stagnant, overvalued, overleveraged, or competitively disadvantaged.

Our analysis of which companies are advantaged or disadvantaged often runs counter to consensus opinion for the simple reason that our research focuses on the future rather than the past. For example, today, many investors and pundits favor so-called low volatility stocks, such as consumer goods, health care, real estate, and utilities, in large part because such companies often have a long history of steady growth and high dividends. Although companies in historically less volatile sectors such as these seem safe looking backwards, our analysis indicates that the business fundamentals of many of these companies have deteriorated. As a result, their shares are significantly overpriced and, in many cases, may face the prospect of future dividend cuts and falling profits.

For example, the top 10 holdings of the popular S&P 500 Low Volatility Index have increased their debt 43% in the last five years while only growing revenue at a rate of 2.2%. Despite such troubling fundamentals, these companies currently trade at a forward P/E of almost 24x, a significant premium to the market average. More broadly, sectors such as utilities, real estate, and consumer staples are up three to four times as much as the market since August 2018. Such steep price increases in the face of lackluster business results may indicate that a short-term bubble has developed in these historically safe sectors. Fortunately, our selective approach allows us to reject such companies while funds that passively mirror the S&P 500 Index are forced to invest in them. In this environment, the ability to selectively reject certain companies and sectors from our portfolio may prove just as valuable as the ability to selectively invest in others.

Attractive Growth

The chart above also highlights that our portfolio companies have grown profits 21% per year over the last five years, almost 4% per year faster than the S&P 500 Index average.

While above-average growth alone does not make a successful investment, all things being equal, profitable growth is a strong indication that a company is winning in its markets, selling more goods and services, attracting more customers, and creating more value for shareholders. Put simply, companies that grow profitably over the long term are more valuable than companies that don’t.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

While growth over any one- or two-year period doesn’t signify, long-term profit growth can drive wealth creation. To understand why, imagine that you paid $10 million to buy a small apartment building that generates $500,000 of income after all expenses and maintenance, a starting earnings yield of 5% on your purchase price. If, ten years later, that income had grown to $2 million, a 20% earnings yield on your original purchase price, you would be wealthier both because of the annual cash the building generates and also because a buyer would be willing to pay much more for a building that generates higher annual profits. In Clipper Fund, we are looking for businesses that can increase their profits, and thus our earnings yield, for decades to come. For example, we are pleased that core holdings, including Wells Fargo, Capital One, and Google generate annual operating profits that exceed 15% of our original purchase price, while American Express, Berkshire Hathaway and JPMorgan generate annual operating profits that exceed 20% of our original purchase price. At a time when stock prices can gyrate wildly, a focus on the steady growth in earnings yield can be a useful and calming reminder. Such growing profits are a key component to building generational wealth.

Undervalued

Because growth can be an indicator of value creation, companies with above-average profit growth usually trade at above-average valuations. Happily, “usually” does not mean always. As the chart on the prior page shows, our careful selection process has allowed us to build a portfolio of faster-growing companies that are actually undervalued compared to the S&P 500 Index. Specifically, over the last five years, the average company in S&P 500 Index has grown earnings at 17.1% per year and today trades at 20.0 times next year’s earnings. In contrast, the select companies of Clipper Fund have grown earnings per share at a stunning 21.0% and yet trade at a price of only 17.1 times earnings.

This rare combination of higher growth at lower prices is a value investor’s dream. Furthermore, these select companies also have achieved this growth without assuming the risk of more debt. Unlike the popular so-called safe haven companies described above that increased their debt 43% over the last five years, only one of Clipper Fund’s top 10 holdings, United Technologies, increased its total debt during this period, while four more holdings have no net debt at all, and the remaining five holdings actually strengthened rather than weakened their balance sheets.

In short, selectivity allows us to reject overvalued and unattractive companies and build a portfolio of companies with above-average growth trading at below-average prices. This combination of higher growth at lower valuations should drive returns and create wealth for our shareholders in the years and decades to come.

Investment Opportunities

In searching the world for the best investment opportunities, we seek durable, growing companies, run by capable and honest executives, whose shares trade at an attractive valuation. Today, we are finding the best combination of these attributes in four areas of the market.

First, macroeconomic prognostications and concerns have created an opportunity to own a handful of industrial leaders at bargain prices due to concerns that their earnings could decline in an economic downturn. Because such businesses are influenced by the economic cycle, they are often labeled as “cyclical.” Consequently, their prices tend to trade down when investors are anticipating (rightly or wrongly) a recession. Such patterns create opportunity not because recessions won’t happen (they will!), but because such companies have a proven record of generating strong growth over the long term. Thus, when shares get depressed, they often present an opportunity to buy long-term growth at a bargain price.

As Warren Buffett, CEO of Berkshire Hathaway, itself an excellent example of a growth company disguised as a cyclical company, famously said, “(We) would much rather earn a lumpy 15% than a smooth 12%.” In addition to Berkshire Hathaway, our holdings in companies such as United Technologies, Intel and Ferguson plc all represent examples of wonderful growth companies trading at attractive cyclical valuations. Although their earnings may be lumpy in the short term, these industrial leaders have outstanding business economics and strong competitive positions. While such companies are perceived as cyclical, we would gladly take their long-term growth prospects and competitive positions over many of the so-called safe haven businesses that currently face shifting consumer preferences, falling margins, and over-leveraged balance sheets.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Second, with memories of the Great Recession still vivid and worries for the next recession shaping expectations, select financial companies are often priced based on fear rather than fact. In considering this sector, many investors are forgetting that the companies we own not only survived the financial crisis, but also took advantage of many of their competitors’ demise to expand their market share significantly and broaden their competitive advantages.

Today’s financial leaders are not only more dominant; they are also, in our opinion, stronger and better capitalized than at any time in the last 50 years. Looking ahead, we expect steadily rising dividends, increasing share repurchases, and reliable earnings to gradually reshape investor perceptions. As a result, our high-quality financial holdings could be revalued upward and take the place of today’s dividend darlings.

As the chart below shows, financials are currently the cheapest sector in the S&P 500 Index, allowing plenty of room for upward revision, as investors come to recognize the durability and reliability of these financial leaders.

Today Financials Are the Most Attractively Priced Sector[2]

(S&P 500 Index P/E Multiples)

13.4
15.9
16.1
17.3
18.2
18.4
18.8
19.9
19.9
20.2
21.8
22.3
Financials
Industrials
Health Care
Energy
S&P 500 Index
Materials
Communication Services
Utilities
Real Estate
Consumer Staples
Information Technology
Consumer Discretionary

Third, we own a class of relatively young companies that have built technology platforms with huge scale advantages that should allow them to become the blue chips of tomorrow. While nervous investors cling to yesterday’s blue chips, including well-known consumer brands, utilities, and media giants, they fail to recognize the enormous and permanent shifts in the underlying business landscape brought about by these emerging global leaders.

As we wrote in our 2018 year-end report, “… within the next few years, Amazon is expected to become the world’s largest retailer,3 people are expected to spend more time on the Internet than watching TV,4 and information utilities like Google and Amazon Web Services should be as central to the economy as phone companies and other utilities that we consider yesterday’s blue chips, but not tomorrow’s.”

2 Source: Standard & Poor’s, Thomson Financial, FactSet, Credit Suisse. The chart shows Forward P/E ratios which are the aggregate of the Forward P/E ratios of the S&P 500 Index’s holdings. The ratio is not a forecast of performance and is calculated for each security by dividing the current ending price of the stock by a forecast of its projected Earnings Per Share (EPS).
3 Source: https://www.cnbc.com/2018/05/15/amazons-us-sales-to-match-walmarts-within-three-years-jp-morgan-predicts.html
4 Source: https://www.recode.net/2018/6/8/17441288/internet-time-spent-tv-zenith-data-media

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Fourth (and, in part, related to this discussion about the technology platforms mentioned above), adverse headlines, public scrutiny, and regulatory/ legal fears often create opportunities to buy superior businesses when they are under a cloud. Whether it was American Express during the so-called salad oil scandal, tobacco companies in the 1990s, select banks during the financial crisis, health insurers in the early days of the Obama administration, or Microsoft during its anti-trust hearings, negative news stories (often associated with some real or perceived misbehavior) and harsh political scrutiny can lead investors to dump the shares of otherwise strong companies regardless of price. After all, when clients read in the newspaper about a company plagued by scandal, the last thing they want to see when they open their investment report is that their expert money manager has purchased the scandal-plagued company they just read about. As a result, many investment managers either will not consider companies under a cloud or, if they had previously purchased the shares, will liquidate the entire position at discounted prices.

The problem with this approach is their decision has nothing to do with the economics of the company in question or its prospects, but instead is focused on short-term client perceptions. As a result, shares in durable companies tainted by scandal can often represent buying opportunities that we refer to as headline risk investments. In evaluating these investments, our research focuses not on the past but on the future, asking whether the problems that have come to light can be fixed, and if so, whether the decline in share price represents a buying opportunity.

Buying shares when a company is in the headlines for unfavorable reasons is never easy, and in no way minimizes a company’s past mistakes. But organizations, like people, can learn from their mistakes and often emerge stronger. We believe our willingness to look beyond the headlines can lead to fantastic opportunities.

Today, we see opportunities in three areas characterized by short-term headline risk. First, several of the Internet platforms described above, particularly Facebook, as well as one of our largest financial holdings, Wells Fargo, face just such scrutiny. While a number of criticisms are valid, we do not expect the resulting legal and regulatory actions to permanently and substantially impair these companies’ business models and economics.

Second, on a global basis, headline risk can taint whole countries. For example, investors have fled from China in the face of blaring headlines about the trade war with the United States. However, while tensions between the United States and China have unquestionably grown, the Chinese economy continues to outpace the United States, with the lion’s share of that growth originating from the enormous increase of China’s middle class. As a result, we have focused our investments only on those companies that benefit from the growth of the Chinese consumer.5 In particular, Alibaba Group, Tencent (which we own through Naspers and Prosus), Didi Chuxing, AIA Insurance and New Oriental Education & Technology have dominant and growing positions in online commerce, entertainment, payment systems, ride sharing, life insurance and education, and yet sell at steep discounts to comparable U.S.-based companies.

Third, important concerns about climate change have lead many investors to dump shares in energy producers despite the fact that fossil fuels are and will remain a vital and valuable natural resource for decades to come. Here, our focus is on low-cost producers with cheap, long-lived reserves, like Apache.

Conclusion

Legendary professor, author, and investor Benjamin Graham famously noted: “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” As we enter an election year, investors would do well to bear Graham’s aphorism in mind. After all, politicians of all stripes have learned it is more effective to appeal to emotions such as fear and anger than to articulate well-reasoned and thoughtful policy positions. Consequently, we should expect that 2020 will be a year of incendiary rhetoric, sensational headlines, and negative advertising. To navigate such “noisy” times, successful investors must keep emotions in check and focus relentlessly on the underlying fundamentals of the businesses they own. While prices can fluctuate with emotions, value is created by earnings. Now, as always, our research centers on identifying value, not predicting price.

5 As of 12/31/19 the Fund had approximately 10.13% of net assets invested in Chinese companies. Securities from emerging markets may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Specifically, the holdings of Clipper Fund can be characterized by three traits: selective, attractive growth, and undervalued. Today, we see particular opportunity in the strong growth and attractive valuation of select leading industrial leaders, durable financials, Internet platforms, and a handful of companies currently weighed down by negative headlines. The combination of higher growth and lower valuations position us to grow wealth on both a relative and an absolute basis over the long term.

Beyond attractive growth prospects and reasonable valuations, these carefully selected businesses are also characterized by durability, resiliency, and adaptability. Such attributes allow our companies and the portfolio as a whole to adapt to changing times, a critical component of long-term success.

With more than $165 million of our own money invested alongside clients, our interests are aligned, and our conviction is more than just words.6 This alignment is an uncommon advantage, given that 88% of all funds are overseen by managers who have less than $1 million invested alongside their clients.

Although our investment discipline has not always been rewarded by the market over shorter periods, our proven active management approach has built wealth for our shareholders in all periods after all fees.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

February 3, 2020

6 As of 12/31/19. Includes Davis Advisors, the Davis family, our employees, and Fund directors/trustees.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.
Objective and Risks. Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund’s total portfolio; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of 12/31/19, the Fund had approximately 15.1% of assets invested in foreign companies; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; mid- and small- capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; and stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines. See the prospectus for a complete description of the principal risks.
Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.
The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security. As of 12/31/19, the top ten holdings of Clipper Fund were: Alphabet Inc.*, 11.29%; Berkshire Hathaway Inc., 9.62%; United Technologies Corp., 7.17%; Capital One Financial Corp., 6.91%; Amazon.com, Inc., 6.84%; Bank of New York Mellon Corp., 5.88%; Wells Fargo & Co., 5.71%; New Oriental Education & Technology, 5.26%; Markel Corp., 5.22%; and Facebook, Inc., 4.35%.
*Alphabet Inc. holding includes Class A and Class C.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

Clipper Fund was managed from inception, 2/29/84, until 12/31/05 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on 1/1/06.

Forward Price/Earnings (Forward P/E) Ratio is a stock’s current price divided by the company’s forecasted earnings for the following 12 months. The values for the portfolio and index are the weighted average of the p/e ratios of the stocks in the portfolio or index.

Five-Year EPS Growth Rate is the average annualized earning per share growth for a company over the past five years. The values for the portfolio and index are the weighted average of the five-year EPS Growth Rates of the stocks in the portfolio or index.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper, Wilshire, and index websites.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500. The index benchmarks low volatility or low variance strategies for the U.S. stock market. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. Investments cannot be made directly in an index.

After 4/30/20, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

12/19 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800‑432-2504, clipperfund.com

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview
Clipper Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund delivered a total return of 29.63%, versus a return of 31.49% for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 51%), Financials (up 33%), and Communication Services (up 33%). All of the sectors within the S&P 500® reported positive performance during the period. The sectors that reported the weakest, yet still positive, performance were Energy (up 12%), Health Care (up 21%), and Materials (up 25%).
Detractors from Performance
The Fund’s Financial securities were the most substantial detractor2 from performance relative to the S&P 500® owing to weaker stock selection (up 22%, versus up 33% for the S&P 500®). AIA Group3 (down 2%), a new purchase, was among the top detractors from Fund performance.
The Fund’s only Energy holding, Apache, weighed on performance. Apache was up 1% while the S&P 500®’s Energy holdings were up 12%.
The Fund’s performance was hindered as a result of its significant underweight position in the strongest-performing sector within the S&P 500®, Information Technology. The Fund held an average of 1% of its net assets in this sector, while the S&P 500® held 20% in Information Technology securities.
While many of the following securities realized a positive return they were among the weakest performers. Prosus (down 8%), Didi Chuxing (down 1%), ASAC (up 7%), Wabtec (up 4%), MultiChoice Group (up 12%), and Safran (up 10%) were among the weaker performing securities. Prosus, Wabtec, and MultiChoice Group were new holdings acquired via corporate spin-offs. As an example, Prosus was a spin-off of Naspers’ internet assets (which includes a significant interest in Tencent); Wabtec was acquired via a spin-off from General Electric and was sold during the period. The Fund also no longer owns MultiChoice Group.
Contributors to Performance
Consumer Discretionary holdings were the most substantial contributor to the Fund’s performance relative to the S&P 500® and they also benefited absolute performance. The Fund benefited from strong stock selection (up 46%, versus up 28% for the S&P 500®). The top contributor for the period was New Oriental Education & Technology (up 121%). Amazon (up 23%) also boosted Fund performance.
The Fund maintained a significant weighting in Financials. Capital One Financial (up 39%), JPMorgan Chase (up 47%), American Express (up 33%), and Wells Fargo (up 21%) boosted performance.
The Fund benefited from its Health Care position on a relative basis. It benefited from having a 2% average weighting, while the S&P 500® had 14%, in a weaker performing sector within the S&P 500®. The Fund’s position was up 26%, versus up 21% for the S&P 500®.
Other contributors to performance included United Technologies, the third largest holding at the end of the period, and General Electric, which were both up 44%. General Electric was sold during the period. Alphabet (up 29%) and Facebook (up 57%), were both beneficial to performance. Alphabet represented 11.29% of net assets at the end of the period.

The Fund had an average weighting of 15% of its net assets invested in foreign securities, which outperformed the domestic holdings (up 44%, versus up 28%).

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: common stock risk, depositary receipts risk, fees and expenses risk, financial services risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2009

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	29.63%	10.33%	12.04%	11.54%	0.71%	0.71%
Standard & Poor’s 500® Index	31.49%	11.69%	13.55%	11.42%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Clipper Fund Investor Services at 1-800-432-2504 or visit the Fund’s website at www.clipperfund.com.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
December 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	83.67%	Diversified Financials	26.45%	5.01%
Common Stock (Foreign)	12.58%	Media & Entertainment	15.87%	8.23%
Preferred Stock (Foreign)	2.52%	Banks	14.82%	5.63%
Short-Term Investments	1.29%	Retailing	11.13%	6.24%
Other Assets & Liabilities	(0.06)%	Capital Goods	9.13%	6.42%
	100.00%	Insurance	6.63%	2.31%
		Consumer Services	5.32%	1.89%
		Energy	3.08%	4.35%
		Transportation	2.55%	1.90%
		Health Care	2.29%	14.20%
		Information Technology	1.98%	23.20%
		Automobiles & Components	0.75%	0.45%
		Food, Beverage & Tobacco	–	3.79%
		Utilities	–	3.32%
		Other	–	13.06%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/19 Net Assets)

Alphabet Inc.*	Media & Entertainment	11.29%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	9.62%
United Technologies Corp.	Capital Goods	7.17%
Capital One Financial Corp.	Consumer Finance	6.91%
Amazon.com, Inc.	Retailing	6.84%
Bank of New York Mellon Corp.	Capital Markets	5.88%
Wells Fargo & Co.	Banks	5.71%
New Oriental Education & Technology Group, Inc., ADR	Consumer Services	5.26%
Markel Corp.	Property & Casualty Insurance	5.22%
Facebook, Inc., Class A	Media & Entertainment	4.35%

*Alphabet Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Fund Overview – (Continued)
December 31, 2019

New Positions Added (01/01/19-12/31/19)
(Highlighted positions are those greater than 1.50% of the Fund’s 12/31/19 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/19 Net Assets
AIA Group Ltd.	Life & Health Insurance	06/28/19	1.33%
Bank of America Corp.	Banks	02/27/19	1.12%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/23/19	1.95%
Quest Diagnostics Inc.	Health Care Equipment & Services	01/29/19	2.26%

Positions Closed (01/01/19-12/31/19)
(Gains and losses greater than $5,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
General Electric Co.	Capital Goods	05/03/19	$(9,916,773)
LafargeHolcim Ltd.	Materials	07/03/19	456,232
MultiChoice Group Ltd.	Media & Entertainment	09/16/19	196,755
Safran S.A.	Capital Goods	02/05/19	12,973,238
Wabtec Corp.	Capital Goods	04/17/19	3,744

CLIPPER FUNDSM	Expense Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which is for the six-month period ended December 31, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (07/01/19-12/31/19)
Actual	$1,000.00	$1,109.01	$3.83
Hypothetical	$1,000.00	$1,021.58	$3.67

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.72%)**, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
December 31, 2019

	Shares/Units	Value (Note 1)
COMMON STOCK – (96.25%)
COMMUNICATION SERVICES – (15.68%)
Media & Entertainment – (15.68%)
Alphabet Inc., Class A *	41,810	$55,999,896
Alphabet Inc., Class C *	52,972	70,824,623
ASAC II L.P. *(a)(b)	407,313	424,746
Facebook, Inc., Class A *	237,730	48,794,083
	Total Communication Services	176,043,348
CONSUMER DISCRETIONARY – (17.00%)
Automobiles & Components – (0.74%)
Adient plc *	393,629	8,364,616
Consumer Services – (5.26%)
New Oriental Education & Technology Group, Inc., ADR (China)*	487,000	59,048,750
Retailing – (11.00%)
Alibaba Group Holding Ltd., ADR (China)*	125,210	26,557,041
Amazon.com, Inc. *	41,546	76,770,361
Naspers Ltd. - N (South Africa)	84,630	13,841,893
Prosus N.V., Class N (Netherlands)*	84,630	6,315,658
		123,484,953
	Total Consumer Discretionary	190,898,319
ENERGY – (3.04%)
Apache Corp.	1,333,999	34,137,035
	Total Energy	34,137,035
FINANCIALS – (47.31%)
Banks – (14.64%)
Bank of America Corp.	355,900	12,534,798
JPMorgan Chase & Co.	337,982	47,114,691
U.S. Bancorp	684,850	40,604,756
Wells Fargo & Co.	1,192,422	64,152,304
		164,406,549
Diversified Financials – (26.12%)
Capital Markets – (5.88%)
Bank of New York Mellon Corp.	1,312,723	66,069,349
Consumer Finance – (10.62%)
American Express Co.	334,496	41,641,407
Capital One Financial Corp.	754,173	77,611,943
		119,253,350
Diversified Financial Services – (9.62%)
Berkshire Hathaway Inc., Class A *	318	107,989,620
		293,312,319
Insurance – (6.55%)
Life & Health Insurance – (1.33%)
AIA Group Ltd. (Hong Kong)	1,418,970	14,895,698
Property & Casualty Insurance – (5.22%)
Markel Corp. *	51,337	58,686,918
		73,582,616
	Total Financials	531,301,484
HEALTH CARE – (2.26%)
Health Care Equipment & Services – (2.26%)
Quest Diagnostics Inc.	237,270	25,338,063
	Total Health Care	25,338,063

CLIPPER FUNDSM	Schedule of Investments – (Continued)
December 31, 2019

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (9.01%)
Capital Goods – (9.01%)
	Ferguson PLC (United Kingdom)	227,780	$20,667,638
	United Technologies Corp.	537,845	80,547,667
		Total Industrials	101,215,305
INFORMATION TECHNOLOGY – (1.95%)
Semiconductors & Semiconductor Equipment – (1.95%)
	Intel Corp.	366,500	21,935,025
		Total Information Technology	21,935,025
	TOTAL COMMON STOCK – (Identified cost $642,985,521)		1,080,868,579
PREFERRED STOCK – (2.52%)
INDUSTRIALS – (2.52%)
Transportation – (2.52%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	524,409	24,038,908
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	91,609	4,199,357
		Total Industrials	28,238,265
	TOTAL PREFERRED STOCK – (Identified cost $24,712,474)		28,238,265
SHORT-TERM INVESTMENTS – (1.29%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $6,719,597 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $6,853,380)	$6,719,000	6,719,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $3,733,326 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-5.00%, 11/15/33-10/01/49, total market value $3,807,660)	3,733,000	3,733,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $4,032,354 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 02/01/33-11/01/49, total market value $4,112,640)	4,032,000	4,032,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $14,484,000)		14,484,000
	Total Investments – (100.06%) – (Identified cost $682,181,995)		1,123,590,844
	Liabilities Less Other Assets – (0.06%)		(644,640)
	Net Assets – (100.00%)		$1,122,946,204

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At December 31, 2019

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$1,123,590,844
Cash	961
Receivables:
Capital stock sold	191,454
Dividends and interest	288,275
Prepaid expenses	28,854
Total assets	1,124,100,388
LIABILITIES:
Payables:
Capital stock redeemed	339,528
Accrued investment advisory fees	553,031
Accrued transfer agent fees	144,429
Other accrued expenses	117,196
Total liabilities	1,154,184
NET ASSETS	$1,122,946,204
SHARES OUTSTANDING	9,148,243
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$122.75
NET ASSETS CONSIST OF:
Paid in capital	$686,743,549
Distributable earnings	436,202,655
Net Assets	$1,122,946,204

*Including:
Cost of investments	$682,181,995

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the year ended December 31, 2019

INVESTMENT INCOME:
Income:
Dividends*		$13,410,787
Interest		480,375
Total income		13,891,162
Expenses:
Investment advisory fees (Note 3)	$5,839,562
Custodian fees	135,235
Transfer agent fees	1,122,450
Audit fees	52,170
Legal fees	24,830
Reports to shareholders	54,002
Trustees’ fees and expenses	244,744
Registration and filing fees	43,539
Miscellaneous	63,005
Total expenses		7,579,537
Net investment income		6,311,625
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions		(1,403,160)
Foreign currency transactions		(15,884)
Net realized loss		(1,419,044)
Net increase in unrealized appreciation		265,417,003
Net realized and unrealized gain on investments and foreign currency transactions		263,997,959
Net increase in net assets resulting from operations		$270,309,584

*Net of foreign taxes withheld of		$6,159

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Year ended December 31,
	2019	2018
OPERATIONS:
Net investment income	$6,311,625	$8,979,162
Net realized gain (loss) from investments and foreign currency transactions	(1,419,044)	80,179,462
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	265,417,003	(229,504,256)
Net increase (decrease) in net assets resulting from operations	270,309,584	(140,345,632)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:	(16,269,842)	(92,616,319)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(71,143,202)	(11,763,491)
Total increase (decrease) in net assets	182,896,540	(244,725,442)
NET ASSETS:
Beginning of year	940,049,664	1,184,775,106
End of year	$1,122,946,204	$940,049,664

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Funds Trust, a Delaware statutory trust (“Trust”), on behalf of Clipper Fund (“Fund”), a series of the Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$175,618,602	$–	$424,746	$176,043,348
Consumer Discretionary	190,898,319	–	–	190,898,319
Energy	34,137,035	–	–	34,137,035
Financials	531,301,484	–	–	531,301,484
Health Care	25,338,063	–	–	25,338,063
Industrials	101,215,305	–	–	101,215,305
Information Technology	21,935,025	–	–	21,935,025
Preferred Stock:
Industrials	–	–	28,238,265	28,238,265
Short-term securities	–	14,484,000	–	14,484,000
Total Investments	$1,080,443,833	$14,484,000	$28,663,011	$1,123,590,844

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2019. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2019 was ($379,893). There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

	Beginning Balance January 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance December 31, 2019
Investments in Securities:
Common Stock	$398,067	$–	$26,679	$–	$–	$424,746
Preferred Stock	28,644,837	–	(406,572)	–	–	28,238,265
Total Level 3	$29,042,904	$–	$(379,893)	$–	$–	$28,663,011

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	December 31, 2019	Technique	Input(s)	Amount	an Increase in Input
Investments in Securities:
Common Stock	$424,746	Discounted Cash Flow	Annualized Yield	2.57%	Decrease

Preferred Stock	28,238,265	Market Approach	Adjusted Transaction Price	$45.84	Increase
Total Level 3	$28,663,011

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2016.

At December 31, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$689,735,741
Unrealized appreciation	472,036,576
Unrealized depreciation	(38,181,473)
Net unrealized appreciation	$433,855,103

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital loss carryforwards (no expiration) in the amount of $2,352,730.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, deferred compensation, corporate actions, equalization accounting for tax purposes, and partnership income. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Fund’s net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	2019	2018
Ordinary income	$10,037,616	$9,363,107
Long-term capital gain	6,232,226	83,253,212
Total	$16,269,842	$92,616,319

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,794,150
Accumulated net realized losses from investments	(2,352,730)
Net unrealized appreciation on investments and foreign currency transactions	433,855,103
Total	$436,296,523

Indemnification - Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Trustees Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Trustees’ account is based upon years of service and fees paid to each Trustee during the years of service. The amount paid to the Trustee by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2019 were $74,947,602 and $136,403,390, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Trustees) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the year ended December 31, 2019 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended December 31, 2019 amounted to $73,589. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian.

NOTE 4 - CAPITAL STOCK

At December 31, 2019, there were unlimited shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Year ended December 31, 2019
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	286,085	128,572	(1,048,975)	(634,318)
Value	$31,674,268	$15,618,727	$(118,436,197)	$(71,143,202)

	Year ended December 31, 2018
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	527,732	822,536	(1,403,109)	(52,841)
Value	$60,197,416	$89,150,695	$(161,111,602)	$(11,763,491)

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 5 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2019, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Trustees. The aggregate value of restricted securities amounted to $28,663,011 or 2.55% of the Fund’s net assets as of December 31, 2019. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/ Share	Valuation per Unit/Share as of December 31, 2019
ASAC II L.P.	10/10/13	407,313	$1.00	$1.0428
Didi Chuxing Joint Co., Series A, Pfd.	04/22/16	524,409	38.2771	45.84
Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	91,609	50.9321	45.84

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$96.09	$120.46	$108.72	$104.41	$98.79
Income (Loss) from Investment Operations:
Net Investment Income[a]	0.67	0.92	0.75	0.65	0.51
Net Realized and Unrealized Gains (Losses)	27.79	(15.56)	18.16	15.00	5.85
Total from Investment Operations	28.46	(14.64)	18.91	15.65	6.36
Dividends and Distributions:
Dividends from Net Investment Income	(1.10)	(0.88)	(0.80)	(1.19)	(0.50)
Distributions from Realized Gains	(0.70)	(8.85)	(6.37)	(10.15)	(0.24)
Total Dividends and Distributions	(1.80)	(9.73)	(7.17)	(11.34)	(0.74)
Net Asset Value, End of Period	$122.75	$96.09	$120.46	$108.72	$104.41
Total Return[b]	29.63%	(12.92)%	17.69%	15.62%	6.44%
Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,123	$940	$1,185	$1,212	$1,216
Ratio of Expenses to Average Net Assets:
Gross	0.71%	0.71%	0.71%	0.72%	0.72%
Net[c]	0.71%	0.71%	0.71%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.77%	0.66%	0.63%	0.50%
Portfolio Turnover Rate[d]	7%	24%	17%	33%	31%

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

[c]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Clipper Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Clipper Fund (a series of Clipper Funds Trust) (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the Fund’s auditor since 2006.

Denver, Colorado
February 19, 2020

CLIPPER FUNDSM	Federal Income Tax Information (Unaudited)

In early 2020, shareholders received information regarding all dividends and distributions paid to them by the Fund during the calendar year 2019. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2019 with their 2019 Form 1099-DIV.

During the calendar year 2019, $10,037,616 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $9,303,858 or 93% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2019, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $10,037,616 or 100% as qualified dividend income.

During the calendar year 2019, the Fund paid long-term capital gain distributions in the amount of $6,232,226.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Trustees and Officers

For the purpose of their service as trustees to the Fund, the business address for each of the Trustees is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Trustee serves until retirement, resignation, death, or removal. After turning 75, each Trustee will be annually reviewed by the Independent Trustees, and a majority of the Independent Trustees (with such Trustee abstaining) may request such Trustee’s resignation as of the last business day of the year.  Subject to further exceptions and exemptions that may be granted by the Independent Trustees, Trustees must retire from the Board and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age 80.

Name, Date of Birth, Positions Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Trustees

Francisco L. Borges (11/17/51) Trustee since 2014	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight Foundation;
Trustee, Connecticut Public Broadcasting Network;
Chairman/Director, Assured Guaranty Ltd. (financial
guaranty insurance business); Director, Jefferies
Financial Group (holding company); Trustee,
Millbrook School; Director, Selected Funds (consisting
of two portfolios).

Lawrence E. Harris (09/16/56) Trustee/Director since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Director, Selected Funds (consisting of two portfolios).

Steven N. Kearsley (09/29/41) Trustee/Director since 2006	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Director, Selected Funds (consisting of two portfolios).

Katherine L. MacWilliams (01/19/56) Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Director, Selected Funds (consisting of two portfolios).

James J. McMonagle (10/01/44) Trustee since 2014 Chairman since 2015	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director/Chairman, Selected Funds (consisting of two portfolios).

Richard O’Brien (09/12/45) Trustee since 2014	Retired; Corporate Economist, HP Inc.	3	Director, Selected Funds (consisting of two portfolios).

Interested Trustees*

Andrew A. Davis (06/25/63) Trustee since 2014	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65) Trustee since 2014	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios);
Director, Davis Funds (consisting of 13 portfolios);
Lead Independent Director, Graham Holdings
Company (educational and media company); Director,
The Coca Cola Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Clipper Fund officer since 01/23/15). See description in the section on Interested Trustees.

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). See description in the section on Interested Trustees.

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Clipper Fund officer since 01/01/18). Vice President and Chief Compliance Officer of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Clipper Fund officer since 01/01/14). Vice President and Secretary of Clipper Funds Trust (consisting of one portfolio), Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219167
Kansas City, Missouri 64121-9167

Overnight Address:
430 West 7th Street, Suite 219167
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund’s website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2019 and December 31, 2018 were $52,170 and $52,170, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2019 and December 31, 2018 were $8,549 and $9,645, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2019 and December 31, 2018.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUNDS TRUST

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 19, 2020

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 19, 2020